UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

M/A-COM Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 656-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 22, 2012, M/A-COM Technology Solutions Holdings, Inc. (the “Company”) will present at the Barclays Global Technology, Media and Telecommunications Conference in New York, New York. The presentation, which will be webcast live at 1:45 p.m. Eastern Time, may be accessed from the Investors section of the Company’s website at www.macomtech.com. A copy of the presentation slideshow is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	M/A-COM Technology Solutions Holdings, Inc. Presentation at Barclays Global Technology, Media and Telecommunications Conference on May 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: May 22, 2012	By:	/s/ Conrad Gagnon
Conrad Gagnon
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	M/A-COM Technology Solutions Holdings, Inc. Presentation at Barclays Global Technology, Media and Telecommunications Conference on May 22, 2012.